UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2020

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)

Item 5.07   Submission of Matters to a Vote of Security Holders

On June 16, 2020, PagerDuty Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on two proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2020. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 17, 2020 (the “Record Date”). Present at the Meeting in person or by proxy were holders of 55,940,412 shares of common stock, representing more than 71% of the voting power of the shares of common stock entitled to vote as of the Record Date, which constituted a quorum under the Company’s Bylaws. A summary of the final voting results is set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the two persons named below as Class I directors to serve until the 2023 annual meeting of stockholders or until their successors are elected and qualified. The results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Jennifer Tejada	35,690,056	9,279,841	10,970,515
Sameer Dholakia	44,626,667	343,230	10,970,515

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021. The results of such vote were:

For	Against	Abstain
55,735,884	90,375	114,153

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: June 22, 2020	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary